UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Security Capital Corporation
           ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


           ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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
                          SECURITY CAPITAL CORPORATION
                          ONE PICKWICK PLAZA, SUITE 310
                               GREENWICH, CT 06830
                                 (203) 625-0770








                                 April 28, 2000

        Dear Stockholder:

        You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Security Capital Corporation (the "Company"), which will be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York, on Thursday, July 13, 2000, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

        At the meeting, you will be asked to consider and vote upon (i) the election of four directors; (ii) the approval of the adoption of the 2000 Long-Term Incentive Plan of the Company; and (iii) such other business as may properly come before the meeting and any adjournment thereof.

        We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

        The Company's Annual Report for the fiscal year ended December 31, 1999 is being mailed to you together with the enclosed proxy materials.

                                   Sincerely,


                                   /s/ BRIAN D. FITZGERALD
                                       Brian D. Fitzgerald
                                       Chairman of the Board of Directors


                                   /s/ A. GEORGE GEBAUER
                                       A. George Gebauer
                                       President

                          SECURITY CAPITAL CORPORATION
                          ONE PICKWICK PLAZA, SUITE 310
                               GREENWICH, CT 06830
                                 (203) 625-0770

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Security Capital Corporation (the "Company") will be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York, on Thursday, July 13, 2000, commencing at 10:00 a.m. (local time), for the following purposes:

                (1) To elect four directors to hold office until the next annual meeting and until their successors are duly elected and qualified;

                (2) To approve the adoption of the 2000 Long-Term Incentive Plan of the Company; and

                (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

            Only holders of record of the Common Stock or the Class A Common Stock of the Company at the close of business on May 17, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                             By Order of the Board of Directors,


                                             /s/ A. GEORGE GEBAUER
                                                 A. George Gebauer
                                                 Secretary

            April 28, 2000


                             YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                     AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          SECURITY CAPITAL CORPORATION
                          ONE PICKWICK PLAZA, SUITE 310
                               GREENWICH, CT 06830
                                 (203) 625-0770

                                 PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Security Capital Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held on Thursday, July 13, 2000, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's Annual Report for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. This Proxy Statement and accompanying materials are expected to be first sent or given to stockholders of the Company on or about May 24, 2000.

The close of business on May 17, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of that date of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), are entitled to notice of and to vote at the Annual Meeting. The Common Stock and the Class A Common Stock are sometimes collectively referred to herein as the "Common Equity."

Each share of the Common Stock or the Class A Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On April 28, 2000, there were 380 shares of the Common Stock and 6,442,309 shares of the Class A Common Stock, for a total of 6,442,689 shares of the Common Equity, outstanding and entitled to vote.

Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by advising A. George Gebauer, Secretary of the Company, in writing of such revocation, by executing a later-dated Proxy which is presented to the Company at or prior to the Annual Meeting, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy. The Board of Directors has retained D.F. King & Co., Inc. to assist in the solicitation of Proxies.

The presence, in person or by Proxy, of the holders of a majority of the shares of the Common Equity entitled to vote at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors. The proposal to approve the adoption of the 2000 Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on such proposal.

With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. With regard to the proposal to approve the 2000 Long-Term Incentive Plan, stockholders may vote in favor of or against such proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposal to approve the adoption of the 2000 Long-Term Incentive Plan. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the proposal to approve the adoption of the 2000 Long-Term Incentive Plan.

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND FOR THE APPROVAL OF THE ADOPTION OF THE 2000 LONG-TERM INCENTIVE PLAN. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

The principal executive offices of the Company are located at One Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830, and the Company's telephone number there is (203) 625-0770.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table and the notes thereto set forth information, as of April 28, 2000, with respect to the beneficial ownership of shares of each class of equity securities of the Company by the only persons known to the Company to have beneficial ownership of more than 5% of such class, by each director of the Company, by each executive officer of the Company and by the directors and executive officers of the Company as a group. Except as otherwise indicated, each person is believed to exercise sole voting and dispositive power over the shares reported.

                                                                             PERCENTAGE
                                                        CLASS A                  OF
NAME AND ADDRESS                  COMMON  PERCENTAGE    COMMON   PERCENTAGE    COMMON
OF BENEFICIAL OWNER               STOCK   OF CLASS       STOCK    OF CLASS     EQUITY
-------------------               -----   --------       -----    --------     ------
Brian D. Fitzgerald............    128      33.7%      5,167,806     80.2%        80.2%
  One Pickwick Plaza
  Suite 310, Greenwich,
  CT 06830(1)(2)
FGS, Inc.......................    128      33.7%      4,983,361     77.4%        77.4%
  1105 North Market St.
  Suite 1300, Wilmington,
  DE 19894(1)(2)
Capital Partners, Inc..........      --      --        4,455,672     69.2%        69.2%
  One Pickwick Plaza
  Suite 310, Greenwich,
  CT 06830(1)(2)
CP Acquisition, L.P. No. 1.....      --      --        4,455,672     69.2%        69.2%
  1105 North Market St.
  Suite 1300, Wilmington,
  DE 19894(1)(2)
FGS Partners, L.P..............      --      --        4,455,672     69.2%        69.2%
  One Pickwick Plaza
  Suite 310, Greenwich,
  CT 06830(1)(2)
William T. Bozarth.............      --      --             --        --           --
A. George Gebauer(1)(2)........      --      --         89,198        1.7%         1.7%
Thomas J. Gochberg.............      1       *           8,709        *            *
William R. Schlueter(1)........      --      --             --        --            --
All Directors and Executive
  Officers as a Group
  (5 persons)..................    129      33.9%    5,265,713       81.8%      81.86%
----------

* Less than one percent

    (1) The following related entities are generally referred to as "Capital Partners": (a) Capital Partners, Inc., a Connecticut corporation ("CP Inc."), of which Brian D. Fitzgerald is the sole stockholder and director, and A. George Gebauer is an officer; (b) Fitzgerald and Partners, a Delaware general partnership ("F&P"), of which Messrs. Fitzgerald and Gebauer are partners; (c) Capital Partners I, L.P., a New York limited partnership, of which CP Inc. and F&P are the general partners; and (d) 11 related Delaware limited partnerships as follows:
        (i) CP Acquisition, L.P. No. 1 ("CP Acquisition"); (ii) CP Acquisition, L.P. No. 4A; (iii) CP Acquisition, L.P. No. 4B; (iv) CP Acquisition, L.P. No. 5A; (v) CP Acquisition, L.P. No. 5B; (vi) CP Acquisition, L.P. No. 6A; (vii) CP Acquisition, L.P. No. 6B; (viii) CP Acquisition, L.P. No. 7A; (ix) CP Acquisition, L.P. No. 7B; (x) CP Acquisition, L.P. No. 8A; and (xi) CP Acquisition, L.P. No. 8B. CP Inc., FGS, Inc., a Delaware corporation ("FGS"), of which Mr. Fitzgerald is the controlling stockholder, president, treasurer and a director, and FGS Partners, L.P., a Connecticut limited partnership, of which CP Inc. is the general partner, are the general partners of the 11 related partnerships.

        Brian D. Fitzgerald owns of record 184,445 shares of the Class A Common Stock. CP Acquisition owns of record 4,455,672 shares of the Class A Common Stock and FGS owns of record 527,689 shares of the Class A Common Stock and 128 shares of the Common Stock.

    (2) Mr. Fitzgerald may be deemed to own beneficially the 184,445 shares of the Class A Common Stock owned of record by him, the 4,455,672 shares of the Class A Common Stock owned of record by CP Acquisition and the 527,689 shares of the Class A Common Stock and the 128 shares of the Common Stock owned of record by FGS. Mr. Fitzgerald has shared authority to vote and dispose of the FGS-owned shares of the Class A Common Stock and the Common Stock and disclaims beneficial ownership of such FGS-owned shares for all other purposes. Mr. Gebauer is also a stockholder, officer and director of FGS and an officer of CP Inc., but he disclaims beneficial ownership of shares of the Class A Common Stock and the Common Stock owned of record by such corporations for any purpose. The ownership noted above excludes the 82,453 shares of Class A Common Stock owned by the Fitzgerald Trust (of which Mr. Fitzgerald's brother and father are the trustees and Mr. Fitzgerald's minor children are sole beneficiaries), as to which beneficial ownership is disclaimed for all purposes.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

    Our Board of Directors is comprised of four members. The names of the four nominees for election as directors are set forth below. All of the nominees are to be elected at the Annual Meeting and until their successors are duly elected and qualified. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director (an event which the Board of Directors does not now expect), the Board of Directors reserves the right to nominate another person or to vote to reduce the size of the Board of Directors. In the event another person is nominated, the Proxy holders intend to vote the shares to which the Proxy relates for the election of the person nominated by the Board of Directors. There is no cumulative voting for directors.
                                                 PRINCIPAL OCCUPATIONS DURING
                                       DIRECTOR      THE LAST FIVE YEARS;
             NAME              AGE       SINCE       OTHER DIRECTORSHIPS
             ----              ---       -----  --------------------------------
Brian D. Fitzgerald...........  55        1990  Chairman of the Board of the
                                                Company since January 1990;
                                                President, Treasurer and a
                                                director of FGS since March
                                                1989; and a partner, general
                                                partner, stockholder, officer
                                                and/or director of various
                                                Capital Partners entities for
                                                more than five years. Mr.
                                                Fitzgerald was a director of
                                                Bryant Universal Roofing, Inc.
                                                ("Bryant"), a privately-held
                                                Dela- ware corporation that on
                                                May 17, 1996 filed a petition
                                                for bankruptcy under Chapter 11
                                                of the U.S. Bankruptcy Code in
                                                the United States Bankruptcy
                                                Court for the District of
                                                Arizona.

A. George Gebauer.............  67        1990  President of the Company since
                                                January 1990 and Secretary of
                                                the Company since February 1994;
                                                Vice President, Secretary and a
                                                director of FGS since March
                                                1989; and a partner, general
                                                partner, stockholder, officer
                                                and/or director of various
                                                Capital Partners entities for
                                                more than five years. Mr.
                                                Gebauer also was a director of
                                                Bryant, a privately-held
                                                Delaware corporation that on May
                                                17, 1996 filed a petition for
                                                bankruptcy under Chapter 11 of
                                                the U.S. Bankruptcy Code in
                                                United States Bankruptcy Court
                                                for the District of Arizona.

Craig R. Stapleton............  55        2000  President of Marsh & McLennan
                                                Real Estate Advisors, Inc.,
                                                which is a general partner of
                                                various real estate investment
                                                entities, since 1982; presently
                                                serving as a director of
                                                Alleghany Properties, Inc.;
                                                Sonoma West, Inc.; Cornerstone
                                                Properties Inc., and T.B. Wood.

Paul M. Kelly.................  56        2000  Founder and President of PK
                                                Enterprises, which is an equity
                                                investment and operational
                                                consulting practice, since 1990.

VOTE REQUIRED FOR APPROVAL

The four nominees receiving a plurality of the votes of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES AS DIRECTORS.

           PROPOSAL 2 - APPROVAL OF THE ADOPTION OF THE 2000 LONG-TERM
                                 INCENTIVE PLAN

BACKGROUND

The Company's previous stock option plan terminated in 1992. The Company has not granted any options since the termination of that plan, and all previously outstanding options under that plan have long since expired.

The Company's business has changed significantly since the termination of the previous stock option plan. The Board of Directors has adopted the 2000 Long-Term Incentive Plan (the "Plan") because it believes that the Company needs at this time to be able to offer a long-term incentive program to its executive officers and other key personnel in order to attract, retain and motivate its key personnel. The Board of Directors also believes that most public companies, including the Company's principal competitors, offer their key personnel long-term incentive programs. Accordingly the Board of Directors believes that the existence of the Plan will bring the Company more in line with typical public companies and improve the Company's ability to attract, retain and motivate its key personnel through the use of stock options and other stock-based awards. The Board"s adoption of the Plan and all awards granted under the Plan are conditioned upon stockholder approval.

DESCRIPTION OF THE PLAN

The Plan is set forth as Appendix A to this Proxy Statement, and the following description of the Plan is qualified in its entirety by reference to Appendix A.

The purpose of the Plan is to provide a means to attract, retain, motivate and reward selected directors, officers, employees of, and consultants and service providers to, the Company and its affiliates by increasing their ownership interests in the Company. Awards under the Plan may be granted by the Plan committee of the Board of Directors or by the Board of Directors in the absence of a Plan Committee (the "Committee") and may include: (i) options to purchase shares of the Class A Common Stock, including incentive stock options ("ISOs"), non-qualified stock options or both; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of any other award under the Plan or independent of such grant, or SARs that are only exercisable in the event of a change in control of the Company; (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions determined by the Committee; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, shares of stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of stock; or (vii) other awards not otherwise provided for, the value of which is based in whole or in part upon the value of the stock. Awards granted under the Plan are generally not assignable or transferable except by the laws of descent and distribution.

The terms of the Plan permit the Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (see below), such performance objectives will be based solely on (i) annual return on capital; (ii) annual earnings or earnings per share; (iii) annual cash flow provided by operations; (iv) changes in annual revenues; (v) increase in stock price and/or (vi) strategic business criteria, consisting of one or more objectives based on meeting specified revenues, market penetration, geographic business expansion goals, cost targets, market capitalization and goals relating to acquisitions or divestitures.

The Committee, which will administer the Plan, will have the authority, among other things: (i) to select each person to whom awards may be granted; (ii) to determine the type of award or awards to be granted to each such person; (iii) to determine the number of shares of stock or units or rights covered by an award; and (iv) to determine the terms and conditions of any awards granted under the Plan, including any exercise, grant or purchase price, any restrictions or conditions on transfer, exercisability or settlement, any vesting schedules or the acceleration thereof, performance conditions relating to an award and any forfeiture provision or waiver thereof.

The number of shares of Class A Common Stock that may be subject to outstanding awards granted under the Plan (determined at the effective time of the grant of an award) may not exceed 15% of the aggregate number of shares of Class A Common Stock then outstanding. In addition, no individual may receive awards in any one calendar year relating to more than 500,000 shares of Class A Common Stock.

The Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Class A Common Stock is then listed or quoted, in which case such Board action shall be subject to stockholder approval at or before the next annual meeting of stockholders.

No awards have been granted pursuant to the Plan. Awards that may in the future be received by or allocated to the chief executive officer, other executive officers or other eligible participants cannot be determined at this time. The Company intends to register under the Securities Act of 1933, as amended, the shares of Class A Common Stock issuable upon exercise of options granted under the Plan.

FEDERAL TAX CONSEQUENCES

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan.

The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired upon exercise of an option or other award, except that the Company will generally be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to awards granted under the Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, he would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers in excess of $1.0 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the Plan is approved by the Company's stockholders, the Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on one or more of the performance criteria described above), will qualify as "performance-based compensation," although other awards under the Plan may not so qualify.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of the holders of a majority of the shares of the Common Equity present in person or represented by Proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE PLAN.


MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held one meeting and acted by written consent three times during the year ended December 31, 1999. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and all committees on which such director served that were held during the year ended December 31, 1999.

The Board of Directors has an Audit Committee. The Audit Committee, which is presently composed of Messrs. Gebauer, Thomas J. Gochberg and William T. Bozarth, selects the independent auditors, consults with such auditors and with management with regard to the adequacy of the Company's internal accounting controls, considers any non-audit functions to be performed by the independent auditors and carries out such activities related to the financial statements of the Company as the Board of Directors shall from time to time request. The Audit Committee acted by written consent once with respect to the year ended December 31, 1999. If Messrs. Stapleton and Kelly are elected as Directors at the Annual Meeting, the Board of Directors intends to elect them as members of the Audit Committee.

In connection with the financing by the Company of its purchase of Primrose School Franchising Company and its affiliates (the "Primrose Companies"), the Board of Directors established a Special Committee composed of Messrs. Bozarth and Gochberg to review, analyze and negotiate the proposed sale of the Class A Common Stock to CP Acquisition. The Special Committee held one meeting and acted by written consent twice during the year ended December 31, 1999.

                             EXECUTIVE COMPENSATION

     1.  SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information about the cash and non-cash compensation earned by or awarded to the chief executive officer of the Company and the other two executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION
                                                    -------------------
                                                                            ALL OTHER
   NAME AND PRINCIPAL POSITION        FISCAL YEAR     SALARY    BONUS     COMPENSATION
   ---------------------------        -----------     ------    -----     ------------
A. George Gebauer.............           1999           (1)       (1)         (1)
  President and Secretary                1998           (1)       (1)         (1)
                                         1997           (1)       (1)         (1)

Brian D. Fitzgerald...........           1999           (1)       (1)         (1)
  Chairman of the Board                  1998           (1)       (1)         (1)
                                         1997           (1)       (1)         (1)

William R. Schlueter..........           1999           (1)       (1)         (1)
  Vice President and Chief
  Financial Officer

-----------

(1) Messrs. Fitzgerald, Gebauer and Schlueter receive no compensation for their services as officers of the Company. CP Inc., a corporation controlled by Mr. Fitzgerald and for which Mr. Gebauer and Mr. Schlueter serve as officers, is paid a management fee pursuant to an Advisory Services Agreement, dated as of April 27, 1990 and effective as of January 26, 1990 (the "Advisory Agreement"), between the Company and CP Inc. Pursuant to the Advisory Agreement, CP Inc. provides certain advisory services to the Company in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy for a fee of $150,000 per year. Upon the acquisition of Possible Dreams, the Advisory Agreement was amended to increase the annual fee for such services by an amount equal to the greater of $175,000 and 5% of the annual EBITDA of Possible Dreams (calculated as provided in the Asset Purchase Agreement, dated as of May 17, 1996, effecting such purchase). Upon the acquisition of Pumpkin, the Advisory Agreement was further amended to increase the annual fee for such services by an amount equal to the greater of $100,000 and 5% of the annual EBITDA of Pumpkin (calculated as provided in the Asset Purchase Agreement, dated as of June 27, 1997, effecting such purchase). The Advisory Agreement was amended for the third time in connection with the acquisition of the Primrose Companies on April 6, 1999 to increase the fee by $200,000. During 1999, CP Inc. was paid advisory fees of $692,000 and investment banking fees of $400,000. CP Inc. was also reimbursed for expenses incurred by it of approximately $60,280.

     2. OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No Options or SARs were granted to any executive officer of the Company during the period from January 1, 1999 through December 31, 1999.

     3. AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

     No Options or SARs were exercised by any executive officer of the Company during the period from January 1, 1999 through December 31, 1999.

     4. LONG-TERM INCENTIVE PLAN ("LTIP") AWARDS IN LAST FISCAL YEAR

     No LTIP Awards were made to any executive officer of the Company during the period from January 1, 1999 through December 31, 1999.

     5. COMPENSATION OF DIRECTORS

     Directors who are not employees or officers of the Company have received an annual fee of $5,000 plus reasonable expenses in connection with attendance at meetings of the Board of Directors or any committee thereof, but did not receive any separate fee for attendance at meetings. However, in 2000, directors will receive an annual fee of $8,000 plus a fee of $2,000 and reimbursement of reasonable expenses in connection with attendance at Board meetings. In addition to fees, the directors will also receive options in amounts not yet determined. Messrs. Fitzgerald and Gebauer do not and will not receive any annual fee, or any fees for attendance at meetings.

     6. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     The Company does not have a Compensation Committee. Messrs. Gebauer and Fitzgerald, directors and executive officers of the Company who receive no salary or bonus, participate in deliberations of the Board of Directors concerning executive officer compensation.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Set forth below is the report of the members of the Board of Directors who were involved in compensation decisions during 1999 regarding compensation policies.

The Company did not pay any cash compensation to any executive officer for service as an officer of the Company in 1999. However, the Board of Directors has adopted the Plan so that it can award stock options and other long-term incentives to the Company's executive officers and other key personnel to align their interests with those of the Company's long-term investors and to help attract, retain and motivate these persons. See "Proposal 2 - Approval of the Adoption of the 2000 Long-Term Incentive Plan."

The options to be granted under the Plan will provide value to the recipients only if and when the market price of the Class A Common Stock increases above the option exercise price. To that end, there will be ongoing review by the Board of Directors of the market price of the Class A Common Stock and the exercise price of options. It is the Board of Directors' goal to preserve this incentive as an effective tool in attracting, retaining and motivating key personnel.

Section 162(m) of the Code generally disallows a public company's deduction for compensation to any one employee in excess of $1.0 million per year unless the compensation is pursuant to a plan approved by the public company's stockholders. The Board of Directors believes that the Plan will not be adversely impacted by Section 162(m) of the Code.



                                          BY THE BOARD OF DIRECTORS:
                                          Brian D. Fitzgerald
                                          A. George Gebauer
                                          Thomas J. Gochberg
                                          William T. Bozarth

                                PERFORMANCE GRAPH

The performance graph below shows a comparison of the cumulative total return, on a dividend reinvestment basis, measured at each fiscal year end and calendar year end for the last five years assuming $100 invested on January 1, 1995 in the Class A Common Stock, the Company's selected peer group, the Nasdaq Market Index and the Amex Market Index. The Company's peer group consists of seasonal products companies and educational services companies. The seasonal products companies are Department 56 Inc., Enesco Group Inc. and Russ Berrie & Co. Inc. These companies are considered by the Company's management to be competitors of the Company's seasonal products segment. The Company has added educational services companies to its peer group because of its acquisition of the Primrose Companies in April 1999. The educational services companies are Nobel Learning Communities, Inc. and Childtime Learning Centers, Inc. These companies are considered by management to be competitors of the Company's educational services segment. The Company has decided to add the Amex Market Index to the performance graph because it believes the Amex Market Index provides a more meaningful comparison of the cumulative total return than the Nasdaq Market Index due to the relative sizes of the companies included in the indexes. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       AMONG SECURITY CAPITAL CORPORATION,
              NASDAQ MARKET INDEX, AMEX MARKET INDEX AND PEER GROUP

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                       FISCAL YEAR ENDED
                          ------------------------------------------------------------------------------
COMPANY/INDEX/MARKET        1/1/1995    9/30/1995    12/31/1995    9/30/1996    12/31/1996    12/31/1997
SECURITY CAPITAL CORP         100.00       133.33        100.00       225.00        283.33        200.00
Peer Group                    100.00       115.92        100.82        89.07         87.36        102.93
Nasdaq Market Index           100.00       125.49        124.48       143.78        150.50        184.10
Amex Market Index             100.00       125.33        125.80       130.95        132.99        160.03


                             FISCAL YEAR ENDED
                          ------------------------
COMPANY/INDEX/MARKET      12/31/1998    12/31/1999
SECURITY CAPITAL CORP         275.00        392.00
Peer Group                    109.34         82.99
Nasdaq Market Index           259.65        457.95
Amex Market Index             157.85        196.80

SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
         P.O. BOX 85333
         RICHMOND, VA 23293
         PHONE: 1-(800) 446-7922
         FAX: 1-(804) 649-6826

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ADVISORY SERVICES AGREEMENT; ACQUISITION CRITERIA AND PROCEDURES

On April 27, 1990, effective as of January 26, 1990, the Company entered into the Advisory Agreement with CP Inc., an entity controlled by Mr. Fitzgerald and for which Mr. Gebauer and Mr. Schlueter serve as officers. Pursuant to the Advisory Agreement, CP Inc. provides certain advisory services in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy for a fee of $150,000 per year. Upon the acquisition of Possible Dreams, the Advisory Agreement was amended to increase the annual fee for such services by an amount equal to the greater of $175,000 and 5% of the annual EBITDA of Possible Dreams (calculated as provided in the Asset Purchase Agreement, dated as of May 17, 1996, effecting such purchase). Then upon the acquisition of Pumpkin, the Advisory Agreement was amended again to increase the annual fee for such services by an amount equal to the greater of $100,000 and 5% of the annual EBITDA of Pumpkin (calculated as provided in the Asset Purchase Agreement, dated as of June 27, 1997, effecting such purchase). The Advisory Agreement was further amended in connection with the acquisition of the Primrose Companies on April 6, 1999 to increase the fee by $200,000. Such fee is subject to appropriate adjustment should the scope of operations of the Company change again, whether from an acquisition or otherwise. In this regard, CP Inc. would likely be paid an annual fee for ongoing advisory services following an acquisition of no more than 4% to 5% of the acquired company's annual operating profit. Pursuant to the Advisory Agreement and otherwise, no compensation is paid to the current Chairman of the Board (Mr. Fitzgerald), President and Secretary (Mr. Gebauer) or Vice President and Chief Financial Officer (Mr. Schlueter) in their respective capacities as such. During 1999, CP Inc. was paid $692,000 in fees and reimbursed for expenses incurred by it of approximately $60,280.

The initial term of the Advisory Agreement was for one year commencing on January 26, 1990. Thereafter, the agreement has been automatically extended for additional one-year periods and will be automatically extended for additional one-year periods unless either party gives 30 days' written notice to the other of its intention to terminate. The Advisory Agreement was automatically renewed for a one-year period commencing January 26, 2000.

The Advisory Agreement confirms that, from time to time, CP Inc. may present acquisition opportunities to the Company that it believes may be appropriate for the Company, but that CP Inc. is under no obligation to present any or all acquisition candidates of which it is aware to the Company except for insurance agency businesses. If the Company or any of its subsidiaries completes any acquisition which was presented by CP Inc., the Company is obligated to pay CP Inc. an investment banking fee at the usual and customary rate for transactions of such size and complexity. This fee is likely to be in the range of 1% to 1 1/2% of the aggregate purchase price for the acquisition. The Company paid CP Inc. an investment banking fee of $400,000 for the Primrose Companies acquisition during 1999.

While enterprises proposed for acquisition may be in any line of business, to date the acquisitions in which CP Inc. and its affiliates have participated have been primarily in the manufacturing, distribution and service fields. Consistent with the investment strategies and principles utilized by CP Inc., the Company currently intends in general to focus upon, as potential targets, established companies of medium size with histories of earnings and cash flow stability, favorable earnings growth prospects, good management and strong competitive positions. It is currently the Company's plan that acquisitions will be undertaken directly or by one or more subsidiaries of the Company, with financing achieved through equity contributed by the Company and debt and subordinated debt raised at the subsidiary or parent level. It may be necessary to issue preferred stock, common equity or warrants or options to purchase common equity of the Company or of the acquired entity to one or more lenders in order to obtain the financing. In some instances, it may be possible to obtain financing from the sellers of the acquired entity in the form of subordinated notes or earn-outs. Such sellers may also receive shares of common equity or warrants or options to purchase the same of the Company or the acquired entity. Typically, certain members of management of the acquired entity will be granted incentives (usually equity-based) to remain with the acquired entity following the acquisition. The companies targeted usually will have annual operating profits of $3,000,000 to $10,000,000. Consequently, purchase prices should range from approximately $10,000,000 to $75,000,000. Under such acquisition strategy, significant uncertainties involving product life cycles, volatile market demand, organization changes and other major turnaround aspects will generally disqualify a prospect. The acquisition criteria set forth above are only guidelines and may change from time to time in response to market conditions, the Company's financial condition and results of operations and other factors.

In connection with its acquisition activities on behalf of the Company, other portfolio companies and for its own account, CP Inc. maintains ongoing relationships with hundreds of merger and acquisition intermediary firms, ranging from large investment banks and accounting firms to small business brokerages. In a typical year, CP Inc. receives over 500 leads on companies which are or might be for sale. Of these, perhaps 50 are sufficiently close to the Company's acquisition criteria set forth above to merit further consideration.

CP Inc. may decide at some future date to present one of its portfolio companies to the Company for possible acquisition. Any such acquisition would be submitted to the Company's independent directors for their approval.

PRIVATE PLACEMENT OF CLASS A COMMON STOCK

In January 1999, CP Acquisition offered to purchase in a private placement shares of the Class A Common Stock at a price per share equal to $4.00 in connection with the financing by the Company of its purchase of the Primrose Companies. In light of the affiliations of Mr. Fitzgerald and Mr. Gebauer to CP Acquisition, the Company's Board of Directors established a Special Committee composed of Messrs. Bozarth and Gochberg to review, analyze and negotiate the proposed sale of shares of the Class A Common Stock. After reviewing and considering information on the acquisition of the Primrose Companies and the financing options available to the Company in connection with such acquisition, the Special Committee agreed that acquiring the Primrose Companies was in the best interest of the Company. After further discussions and negotiations with CP Acquisition, the Committee determined to approve a sale of 1,136,364 shares of the Class A Common Stock at a price of $4.40 per share to CP Acquisition in connection with the Company's financing of the acquisition of the Primrose Companies. The sale was effected on April 6, 1999.

                              INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors selected Deloitte & Touche as independent auditors of the Company for the fiscal year ending December 31, 2000. One or more representatives of Deloitte & Touche, which has served as the Company's independent auditors since October 22, 1990, are expected to be available by telephone at the Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

In addition to performing customary audit services, Deloitte & Touche will assist the Company with the preparation of its Federal and state income tax returns, for which it will charge the Company its customary billing rates. Material non-audit services will be approved by the Audit Committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of the auditors.

                            EXPENSES OF SOLICITATION

The total cost of the Proxy solicitation will be borne by the Company. In addition to the mails, Proxies may be solicited by directors and officers of the Company by personal interviews, telephone and telegraph. The Company has retained D.F. King & Co., Inc., New York, New York, to assist in the solicitation of Proxies for a fee estimated to be $1,500 plus reimbursement of out-of-pocket expenses. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Equity entitled to vote at the Annual Meeting and that such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.

                              STOCKHOLDER PROPOSALS

Stockholders are hereby notified that, if they intend to submit proposals for inclusion in the Company's Proxy Statement and Proxy for its 2001 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 31, 2000 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.

                                  MISCELLANEOUS

The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the Proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such Proxies.

STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.



                                   By Order of the Board of Directors,


                                   /s/ A. GEORGE GEBAUER
                                       A. George Gebauer
                                       Secretary

Greenwich, CT
April 28, 2000

                                                                      APPENDIX A
                          SECURITY CAPITAL CORPORATION
                          2000 LONG-TERM INCENTIVE PLAN

      1. PURPOSE. The purpose of this 2000 Long-Term Incentive Plan (the "Plan") of SECURITY CAPITAL CORPORATION, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

      2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock,
Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards as are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

      (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

      (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

      (e) "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

      (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

      (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

      (h) "ISO" means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

      (i) "Parent" means any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

      (j) "Participant" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

      (k) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

      (l) "Stock" means the Company's Class A Common Stock, and such other securities as may be substituted for Stock pursuant to Section 4.

      (m) "Subsidiary" means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries

      3. ADMINISTRATION.

      (a) AUTHORITY OF THE COMMITTEE. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

         (i) to select persons to whom Awards may be granted;

         (ii) to determine the type or types of Awards to be granted to each such person;

         (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

         (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

         (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically at the election of the Committee or at the election of the Participant;

         (vi) to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions), and to condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

         (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

         (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

         (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

      (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(f), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

      (c) LIMITATION OF LIABILITY; INDEMNIFICATION. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

      4. STOCK SUBJECT TO PLAN.

      (a) AMOUNT OF STOCK RESERVED. The total number of shares of Stock that may be subject to outstanding Awards, determined immediately after the grant of any Award, shall not exceed 15% of the total number of shares of the Company's
Class A Common Stock outstanding at the effective time of such grant. In no event shall the number of shares of Stock delivered upon the exercise of ISOs exceed 15% of the total number of shares of the Company's Class A Common Stock outstanding determined at the time the Plan is approved by the Company's stockholders; PROVIDED, HOWEVER, that shares subject to ISOs shall not be deemed delivered if such ISOs are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participants behalf.

      (b) ANNUAL PER-PARTICIPANT LIMITATIONS. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

      (c) ADJUSTMENTS. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock reserved and available for Awards under Sections 4(a) and 4(b), including shares reserved for ISOs, (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards and
(iv) the exercise price, grant price or purchase price relating to any Award. (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

      5. ELIGIBILITY. Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

      6. SPECIFIC TERMS OF AWARDS.

      (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

      (b) OPTIONS. The Committee is authorized to grant options to purchase Stock on the following terms and conditions ("Options"):

         (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

         (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

         (iii) TERMINATION OF EMPLOYMENT. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant's termination of his employment relationship with the Company, its Parent or any Subsidiary. For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment by any Participant employed by such Subsidiary. Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment, it shall be exercisable only to the extent it was exercisable upon such termination of employment, and (y) if such termination of employment is for cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

         (iv) SALE OF THE COMPANY. Upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a wholly-owned Subsidiary of any corporation, all Options outstanding under the Plan shall terminate, unless such other corporation shall continue or assume the Plan as it relates to Options then outstanding (in which case such other corporation shall be treated as the Company for all purposes hereunder, and, pursuant to Section 4(c), the Committee of such other corporation shall make appropriate adjustment in the number and kind of shares of Stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Plan is not to be so assumed, the Company shall notify the Participant of consummation of such transaction at least ten days in advance thereof.

         (v) OPTIONS PROVIDING FAVORABLE TAX TREATMENT. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If
Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company's or any other corporations taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option.

      (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant stock appreciation rights on the following terms and conditions ("SARs"):

         (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

         (ii) OTHER TERMS. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a change in control of the Company may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

      (d) RESTRICTED STOCK. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions ("Restricted Stock"):

         (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

         (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

         (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

         (iv) DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

      (e) DEFERRED STOCK. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions ("Deferred Stock"):

         (i) AWARD AND RESTRICTIONS. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

         (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred

Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

         (f) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

         (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

         (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this
Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

      7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

         (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

      (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that (i) in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code), and (ii) the term of any Option granted to a resident of the United Kingdom shall not exceed a period of ten years from the date of its grant.

      (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

      (d) RULE 16B-3 COMPLIANCE.

         (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

         (ii) OTHER COMPLIANCE PROVISIONS. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

      (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

      (f) PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this
Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be selected from among the following:

                  (1) Annual return on capital;

                  (2) Annual earnings or earnings per share;

                  (3) Annual cash earnings per share after taking into account goodwill, amortization and other non-cash charges against income;

                  (4) Annual cash flow provided by operations;

                  (5) Increase in stock price;

                  (6) Changes in annual revenues; and/or

                  (7) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, market capitalization of the Company, trading volume of the Company's shares and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

      8. GENERAL PROVISIONS.

      (a) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon. In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options, SARs or other Awards (e.g., to enforce compliance with Company-imposed black-out periods).

      (b) LIMITATIONS ON TRANSFERABILITY. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant"s death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; PROVIDED, HOWEVER, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

      (c) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employees employment or other persons service at any time or with the right of the Board or stockholders to remove any director.

      (d) TAXES. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participants tax obligations.

      (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; PROVIDED, HOWEVER, that, (subject to Section 4(c)) without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). Notwithstanding the foregoing, the Board or the Committee may take any action (including actions affecting or terminating outstanding Awards) to the extent necessary for a business combination in which the Company is a party to be accounted for under the pooling-of-interests method of accounting under Accounting Principles Board Opinion No. 16 (or any successor thereto). The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

      (f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

      (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

      (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

      (k) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of the date of its adoption by the Board, and shall continue in effect until terminated by the Board; PROVIDED, HOWEVER, that if approval of such adoption by the Company's shareholders is not obtained within 12 months of the date of such adoption, the Plan shall terminate AB INITIO, and any Awards then outstanding shall be canceled.

                          SECURITY CAPITAL CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS - JULY 13, 2000

The undersigned hereby appoints Brian D. Fitzgerald and A. George Gebauer, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock (par value $.01) and Class A Common Stock (par value $.01) of Security Capital Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York on Thursday, July 13, 2000, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE APPROVAL OF THE ADOPTION OF THE 2000 LONG-TERM INCENTIVE PLAN OF THE COMPANY.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please mark box [ ] or [X] in blue or black ink.

1.  Election of      FOR all nominees listed below [ ]      WITHHOLD AUTHORITY to vote [ ]      EXCEPTIONS [ ]
    Directors:                                              for all nominees listed below


Nominees:   BRIAN D. FITZGERALD, A. GEORGE GEBAUER, CRAIG R. STAPLETON, PAUL M. KELLY

(Instructions: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

___________________________________

2.  Approval of the adoption      FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
    of the 2000 Long-Term
    Incentive Plan:

                  (Continued and to be signed on reverse side)


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                                  Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                  PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE
                                  ANNUAL MEETING [ ]

                                  Dated: __________________________, 2000

                                  __________________________
                                         Signature

                                  __________________________
                                         Signature

Please sign, date and return the proxy card using the enclosed envelope.